SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 21, 2007


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          0-28074                                         04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

             25 First Street
              Cambridge, MA                                  02141
(Address of Principal Executive Offices)                   (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 21, 2007, Sapient Corporation ("Sapient") received a written additional staff determination letter from the Listings Qualifications department of The Nasdaq Stock Market stating that Sapient is not in compliance with Nasdaq Marketplace Rule 4310(c)(14). As anticipated, the letter was issued in accordance with Nasdaq procedures due to the delayed filing of Sapient's Annual Report on Form 10-K for the year ended December 31, 2006.

The press release issued by Sapient on March 27, 2007 in connection with this matter is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1     Press release dated March 27, 2007

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 27, 2007                      SAPIENT CORPORATION
                                               (Registrant)



                                           By:  /s/ Kyle A. Bettigole
                                                -------------------------------
                                                Assistant General Counsel &
                                                Assistant Secretary

Exhibit Index

Exhibit
Number              Description
------              -----------

99.1                Press release dated March 27, 2007